Exhibit 99.2

SHAREHOLDER SUPPORT AND VOTING AGREEMENT

BY AND AMONG

GENERAL MOTORS HOLDINGS LLC,

GOALIE TEXAS HOLDCO INC.

LEUCADIA NATIONAL CORPORATION

PHLCORP, INC.,

BALDWIN ENTERPRISES, INC.,

BEI ARCH HOLDINGS, LLC

AND

BEI-LONGHORN, LLC

DATED AS OF JULY 21, 2010

SHAREHOLDER SUPPORT AND VOTING AGREEMENT

THIS SHAREHOLDER SUPPORT AND VOTING AGREEMENT, dated as of July 21, 2010 (this “Agreement”), is entered into by and among General Motors Holdings LLC, a Delaware limited liability company (the “Parent”), Goalie Texas Holdco Inc., a Texas corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”, and together with Parent, the “Goalie Parties”) and Leucadia National Corporation, Phlcorp, Inc., Baldwin Enterprises, Inc., BEI Arch Holdings, LLC and BEI-Longhorn, LLC (collectively, the “Shareholders”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, AmeriCredit Corp., a Texas corporation (the “Company”) and the Goalie Parties are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation, and each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

WHEREAS, as of the date hereof, the Shareholders are the beneficial owners in the aggregate of, and have the right to vote and dispose of, 33,900,440 shares of Company Common Stock (collectively, the “Existing Common Stock”); and

WHEREAS, as a material inducement to the Goalie Parties entering into the Merger Agreement, a copy of which has been provided to the Shareholders, the Shareholders have agreed to enter into this Agreement and to abide by the covenants and obligations with respect to the Covered Common Stock (as hereinafter defined).

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE 1

GENERAL

1.1 Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Covered Common Stock” means, with respect to each Shareholder, such Shareholder’s Existing Common Stock, together with any Company Common Stock that such Shareholder acquires on or after the date hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Lien” means any mortgage, lien, charge, restriction (including restrictions on transfer), pledge, security interest, option, right of first offer or refusal, preemptive right, put or call option, lease or sublease, claim, right of any third party, covenant, right of way, easement, encroachment or encumbrance.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, or any group comprised of two or more of the foregoing.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise) or to enter into any derivative or similar transactions or arrangements whereby a portion or all of the economic interest in, or risk of loss or opportunity for gain with respect to, Company Common Stock is transferred or shifted to another Person.

ARTICLE 2

VOTING

2.1 Agreement to Vote Covered Common Stock. Each Shareholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at any meeting of the shareholders of the Company, however called, including any adjournment or postponement thereof, Shareholder shall, in each case to the fullest extent that any of the Covered Common Stock is entitled to vote thereon:

(a) appear at each such meeting or otherwise cause the Covered Common Stock to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, all of the Covered Common Stock (i) in favor of the adoption of the Merger Agreement, any transactions contemplated by the Merger Agreement and any other action reasonably requested by Parent in furtherance thereof, submitted for the vote of shareholders of the Company; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or any of its Subsidiaries contained in the Merger Agreement, to the extent any such breach would result in a failure of any of the conditions to the consummation of the Merger set forth in Section 6.1 or Section 6.3 of the Merger Agreement to be satisfied; and (iii) against any action, agreement or transaction that would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement;

provided, however, that, notwithstanding the foregoing, the Shareholders shall not be required to vote in favor of the Merger at the Company Meeting if, and only if, (x) the Board (or the Special Committee, as the case may be) effects a Change in Board Recommendation because of a Superior Proposal and (y) the Company Meeting occurs as contemplated by the last sentence of Section 5.4(b) of the Merger Agreement for the purpose of voting on the Merger.

2.2 No Inconsistent Agreements. Each Shareholder hereby represents, covenants and agrees that, except for this Agreement, such Shareholder (a) is not subject to, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Common Stock (other than agreements that may not be enforced during the term of this Agreement), (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered Common Stock, and (c) has not taken and shall not knowingly take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling Shareholder from performing any of its obligations under this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Shareholder. Each Shareholder (except to the extent otherwise provided herein) hereby represents and warrants to the Goalie Parties as follows:

(a) Authorization; Validity of Agreement; Necessary Action. Such Shareholder has the requisite power and authority and/or capacity to execute and deliver this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Shareholder of this Agreement, the performance by it of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by such Shareholder and no other actions or proceedings on the part of such Shareholder to authorize the execution and delivery of this Agreement, the performance by such Shareholder of the obligations hereunder or the consummation of the transactions contemplated hereby are required. This Agreement has been duly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery of this Agreement by the Goalie Parties, constitutes a legal, valid and binding agreement of such Shareholder, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

(b) Ownership. One or more of the Shareholders beneficially own all of the Existing Common Stock. Such Shareholder is the beneficial owner of and has good and marketable title to its Existing Common Stock as described in this Agreement, free and clear of all Liens (other than pursuant to this Agreement and restrictions on Transfers arising under applicable securities laws). Such Shareholder will be the beneficial owner of and have good and marketable title to its Covered Common Stock from the date hereof through and on the Closing Date, free and clear of all Liens (other than pursuant to this Agreement and restrictions on Transfers arising under applicable securities laws). Except for the Existing Common Stock, there is no other Company Common Stock legally or beneficially owned by such Shareholder. Such Shareholder has and will have at all times through the Closing Date sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 2 hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to the Existing Common Stock and with respect to the Covered Common Stock at all times through the Closing Date.

(c) No Violation. Neither the execution and delivery of this Agreement by such Shareholder nor the performance by such Shareholder of its obligations under this Agreement will (i) result in, give rise to or constitute a violation or breach of or a default (or any event which with notice or lapse of time or both would become a violation, breach or default) under, or give to others any rights of termination, purchase, amendment, acceleration or cancellation with respect to, or result in the creation of a Lien on, any of the Covered Common Stock or any other material assets of such Shareholder pursuant to any of the terms of any understanding, agreement, or other instrument or obligation to which such Shareholder is a party or by which such Shareholder, any of the Covered Common Stock, or any other assets of the such Shareholder are bound, (ii) violate any judgments, decrees, injunctions, rulings, awards, settlements, stipulations or orders (collectively, “Orders”) or laws applicable to such Shareholder or any of its properties, rights or assets or (iii) result in a violation or breach of or conflict with its organizational and governing documents.

(d) Consents and Approvals. No consent, approval, Order or authorization of, or registration, declaration or filing with, any governmental authority is necessary to be obtained or made by such Shareholder in connection with such Shareholder’s execution, delivery and performance of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby, except for any reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

(e) Reliance by the Company. Such Shareholder understands and acknowledges that the Goalie Parties are entering into the Merger Agreement in reliance upon Shareholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of Shareholder contained herein.

3.2 Representations and Warranties of the Goalie Parties. The Goalie Parties hereby represent and warrant to each Shareholder that the execution and delivery of this Agreement by the Goalie Parties and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Goalie Parties.

ARTICLE 4

OTHER COVENANTS

4.1 Restrictions on Transfers, Other Actions. Each Shareholder agrees that it shall not: (a) Transfer any of the Covered Common Stock, beneficial ownership thereof or any other interest therein; (b) enter into any agreement, arrangement or understanding, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, Shareholder’s representations, warranties, covenants and obligations under this Agreement; (c) take any action that could restrict or otherwise affect Shareholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement; or (d) take any action with respect to the debt or convertible securities of the Company that would be reasonably likely to prevent or materially delay or materially impair the ability of the Company to perform its obligations under the Merger Agreement or to consummate the Merger.

4.2 No Solicitation. Without giving effect to Sections 5.3(c)-(g) of the Merger Agreement, the provisions of Section 5.3 of the Merger Agreement applicable to the Company shall apply mutatis mutandis to each of the Shareholders.

4.3 Waiver of Dissenters’ Rights. Each Shareholder hereby irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect, any rights of dissent and appraisal under Section 10.354 of the Texas Business Organizations Code.

4.4 Further Assurances; Cooperation. From time to time, at Parent’s request and without further consideration, each Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or advisable to effect the actions and consummate the transactions contemplated by this Agreement.

ARTICLE 5

MISCELLANEOUS

5.1 Termination. This Agreement shall remain in effect until the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms (including after any extension thereof), and (c) the written agreement of the Shareholders and the Goalie Parties to terminate this Agreement. After the occurrence of such applicable event, this Agreement shall terminate and be of no further force or effect. Nothing in this Section 5.1, and no termination of this Agreement shall relieve or otherwise limit any party of liability for any breach of this Agreement occurring prior to such termination.

5.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Common Stock. All rights, ownership and economic benefit relating to the Covered Common Stock shall remain vested in and belong to the Shareholders, and Parent and Merger Sub shall have no authority to direct Shareholder in the voting or disposition of any of the Covered Common Stock, except as otherwise provided herein.

5.3 Publicity. Each Shareholder hereby permits the Goalie Parties and the Company to include and disclose in the Proxy Statement and in such other schedules, certificates, applications, agreements or documents as any such entities reasonably determine to be necessary or appropriate in connection with the consummation of the Merger and the transactions contemplated by the Merger Agreement, such Shareholder’s identity and ownership of the Covered Common Stock and the nature of such Shareholder’s commitments, arrangements and understandings pursuant to this Agreement.

5.4 Shareholder Capacity. Parent and Merger Sub acknowledge that each Shareholder is entering into this Agreement only in its capacity as a shareholder of the Company and nothing herein shall limit or affect any actions taken by any individual in such individual’s capacity as a director of the Company, nor shall any action taken in any such individual’s capacity as a director be deemed a breach of this Agreement.

5.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or sent via facsimile (receipt confirmed) or on the first Business Day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Goalie Parties, to:

General Motors Holdings LLC

300 Renaissance Center

Detroit, Michigan 48265-3000

Facsimile: 313.665.4960

Attention: Teresa Holderer

With copies (which shall not constitute notice) to:

Andrews Kurth LLP

1717 Main Street, Suite 3700

Dallas, Texas 75201

Attention:   Mark S. Solomon

Facsimile: 214.659.4401

Melinda H. Brunger

Facsimile: 713.238.7235

If to the Shareholders, to:

Leucadia National Corporation

315 Park Avenue South

New York, New York 10010

Facsimile: 212.598.3242

Attention: Joseph A. Orlando, Chief Financial Officer

With copies (which shall not constitute notice) to:

Weil Gotshal & Manges, LLP

767 Fifth Avenue

New York, New York 10153

Facsimile: 212.310.8007

Attention: Andrea A. Bernstein

5.6 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are references to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is the product of negotiation by the parties having the assistance of counsel and other advisers. It is the intention of the parties that this Agreement not be construed more strictly with regard to one party than with regard to the others.

5.7 Counterparts. This Agreement may be executed by facsimile and in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

5.8 Entire Agreement. This Agreement and, solely to the extent of the defined terms referenced herein, the Merger Agreement, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written and oral, that may have related to the subject matter hereof in any way.

5.9 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than with respect to matters governed by the Texas Business Organizations Code, with respect to which such laws apply) that are applicable to contracts entered into and to be performed solely in the State of Delaware.

(b) In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery in the State of Delaware (provided that, in the event subject matter jurisdiction is unavailable in or declined by the Court of Chancery, then all such claims shall be brought, heard and determined exclusively in any other federal or state court sitting in the State of Delaware. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.10 Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the Goalie Parties and the Shareholders. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the Goalie Parties and the Shareholders.

5.11 Remedies.

(a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that any covenant or agreement in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

(b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

5.12 Severability. Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner adverse to any party or its equityholders. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties as closely as possible and to the end that the transactions contemplated hereby shall be fulfilled to the maximum extent possible.

5.13 Successors and Assigns; No Third Party Beneficiaries. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or the parties’ respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

Parent:

GENERAL MOTORS HOLDINGS LLC

By:	/s/ Stephen J. Girsky
	Name:	Stephen J. Girsky
	Title:	Vice Chairman,
Corporate Strategy and Business
Development

Merger Sub:

GOALIE TEXAS HOLDCO INC.

By:	/s/ Daniel Ammann
	Name:	Daniel Ammann
	Title:	President

Signature Page to Shareholder Support and Voting Agreement

Shareholders:

LEUCADIA NATIONAL CORPORATION

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	VP & CFO

PHLCORP, INC.

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	VP

BALDWIN ENTERPRISES, INC.

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	VP

BEI ARCH HOLDINGS, LLC

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	President

BEI-LONGHORN, LLC

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	President

Signature Page to Shareholder Support and Voting Agreement